                   NAVISTAR FINANCIAL CORPORATION
                          AND SUBSIDIARIES
                                                           Exhibit 24
                          POWER OF ATTORNEY

Each  person  whose   signature   appears  below  does  hereby  make,
constitute  and appoint  Phyllis E.  Cochran,  Paul Martin and Steven
K.  Covey  and each of them  acting  individually,  true  and  lawful attorneys-in-fact  and  agents  with power to act  without  the other and with full power of  substitution,  to execute,  deliver and file, for and on  such  person's  behalf,  and in such  person's  name  and capacity or  capacities as stated below,  any  amendment,  exhibit or supplement  to the  Form  10-K  Report  making  such  changes  in the report as such attorney-in-fact deems appropriate.

                             SIGNATURES

Pursuant  to the  requirements  of  the  Securities  Exchange  Act of
1934,  this report has been signed below by the following  persons on behalf  of the  registrant  and in the  capacities  and on the  dates indicated:

      Signature              Title                 Date

/s/ANDREW J. CEDEROTH     Vice President and Treasurer;     December 18, 2003
   Andrew J. Cederoth      Director
                          (Principal Financial Officer)

/s/PHYLLIS E. COCHRAN     Chief Executive Officer and       December 18, 2003
   Phyllis E. Cochran      Director
                          (Principal Executive Officer)

/s/TERRY M. ENDSLEY       Director                          December 18, 2003
   Terry M. Endsley

/s/THOMAS M. HOUGH        Director                          December 18, 2003
   Thomas M. Hough

/s/WAYNE J. KRZYSIAK      Director                          December 18, 2003
   Wayne J. Krzysiak

/s/ROBERT C. LANNERT      President; Director               December 18, 2003
   Robert C. Lannert

/s/PAUL MARTIN            Vice President and Controller;    December 18, 2003
   Paul Martin            Director
                          (Principal Accounting Officer)

/s/MARK SCHWETSCHENAU     Director                          December 18, 2003
   Mark Schwetschenau